UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                   AMENDEMENT

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report   June 10, 2002
                ---------------

                              Garuda Capital Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its chapter)

         Nevada                      0 - 30927                   980209053
----------------------------  -------------------------     -------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer ID #)
     of incorporation)


#502 - 1978 Vine Street, Vancouver, B.C., Canada                 V6K 4S1
------------------------------------------------            ------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      604-233-6453


        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant

Previous Independent Auditor

On May 15, 2002, Andersen Andersen & Strong, L.C. ("Andersen") resigned as our independent auditor. Andersen's reports on our financial statements for the fiscal years ended June 30, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants has been approved by our board of directors.

For the fiscal years ended June 30, 2000 and 2001and for the period from June 30, 2001 to May 15, 2002 there has been no disagreement between us and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

New Independent Auditor

We have engaged Spicer, Jeffries & Co., Certified Public Accountants of 4155 E. Jewell Avenue, suite 307, Denver, Colorado 80222 ("Spicer Jeffries")as our new independent accountants as of May 15, 2002. We have not consulted with Spicer Jeffries regarding the application of accounting principles, the type of audit opinion that might be rendered by Spicer Jeffries or any other matter that was the subject of a disagreement between us and Andersen.

Item 7. Financial Statements and Exhibits

c) Exhibits

         Exhibit No.               Document Description

                  1                Letter from Andersen, Andersen & Strong, L.C.


                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         Garuda Capital Corp.
                                                     ---------------------------
                                                             (Registrant)

                                                         /s/ John E. Curry
                                                     ---------------------------
                                                             (Signature)
Date  June 12, 2002                                    John E. Curry, C.A., CFO

                        ANDERSEN ANDERSEN & STRONG, L.C.
                         941 East 3300 South, Suite 220
                           Salt Lake City, Utah, 84106
                             Telephone 801-486-0096
                                Fax 801-486-0098


June 10, 2002

The United State Securities & Exchange Commission
Division of Corporate Finance
450 Fifth Street, NW
Washington, D.C. 20549



Dear Sirs:

                             Re: Revised Disclosure

We have reviewed the Company's current report on 8-K regarding our resignation as auditor and principal accountant and are in agreement with the disclosure contained therein.

For the fiscal years ended June 30, 2000 and 2001 and for the period from June 30, 2001 to May 15, 2002 we are in agreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


Yours very truly


ANDERSEN ANDERSEN & STRONG, L.C.

PER:


REX ANDERSEN